UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2023

enGene Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41854	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4868 Rue Levy, Suite 220 Saint-Laurent, QC, Canada	H4R 2P1
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (514) 332-4888

7171 Rue Frederick Banting
                           Saint-Laurent, QC, Canada H4S 1Z9
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	ENGN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Common share, at an exercise price of $11.50 per share	ENGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, on October 31, 2023 (the “Closing Date”), enGene Holdings Inc. (the “Company”) consummated the previously announced business combination (the “Business Combination”) with Forbion European Acquisition Corp., a Cayman Islands exempted company and a special purpose acquisition corporation (“FEAC”), and enGene Inc., a corporation incorporated under the laws of Canada (“enGene Canada”), pursuant to the Business Combination Agreement, dated as of May 16, 2023 (as amended, the “Business Combination Agreement”). As a result of the Business Combination, the Company became a publicly traded company, with enGene Canada as its subsidiary continuing the existing business operations. The ordinary shares and warrants of New enGene commenced trading on the Nasdaq Capital Market under the symbols “ENGN” and “ENGNW,” respectively, on November 1, 2023.
In connection with the Business Combination, certain of the Company’s subsidiaries entered into employment agreements with certain of the Company’s executive officers, as further described below:
Executive Employment Agreements
Jason D. Hanson
On November 8, 2023, enGene USA Inc., an indirect, wholly-owned subsidiary of the Company (“enGene USA”), and the Company’s Chief Executive Officer, Jason Hanson, entered into an employment agreement (the “Hanson Employment Agreement”) to be effective as of November 1, 2023.
The Hanson Employment Agreement has no fixed term and is terminable at will. Mr. Hanson is entitled under the Hanson Employment Agreement to an annual base salary of $590,000, to an annual 55% bonus opportunity, and to participate in enGene USA’s employee benefit plans.
Pursuant to the Hanson Employment Agreement, (a) upon the termination of Mr. Hanson’s employment by enGene USA without Cause (as defined in the Hanson Employment Agreement) or by Mr. Hanson for Good Reason (as defined in the Hanson Employment Agreement), Mr. Hanson is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Mr. Hanson by enGene USA without Cause or by Mr. Hanson for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control,  Mr. Hanson is entitled to receive post-termination severance benefits from enGene USA consisting of (i) eighteen months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) eighteen months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.
In addition, pursuant to the Hanson Employment Agreement, Mr. Hanson has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter, or eighteen months, if such termination occurs during a change in control period.
Alex Nichols
On November 8, 2023, enGene USA and the Company’s President and Chief Operating Officer, Alex Nichols, entered into an employment agreement (the “Nichols Employment Agreement”) to be effective as of November 1, 2023.
The Nichols Employment Agreement has no fixed term and is terminable at will.  Mr. Nichols is entitled to, under the Nichols Employment Agreement, an annual base salary of $475,000, an annual 40% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans.

Pursuant to the Nichols Employment Agreement, (a) upon the termination of Mr. Nichols's employment by enGene USA without Cause (as defined in the Nichols Employment Agreement) or by Mr. Nichols for Good Reason (as defined in the Nichols Employment Agreement), Mr. Nichols is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Mr. Nichols by enGene USA without Cause or by Mr. Nichols for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Nichols is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards .
In addition, pursuant to the Nichols Employment Agreement, Mr. Nichols has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which runs while employed and for twelve months thereafter.
James Sullivan
On November 8, 2023, enGene USA and the Company’s Chief Scientific Officer, James Sullivan, entered into an employment agreement (“the “Sullivan Employment Agreement”) to be effective as of November 1, 2023.
The Sullivan Employment Agreement has no fixed term and is terminable at will.  Mr. Sullivan is entitled to, under the Sullivan Employment Agreement, an annual base salary of $485,000, an annual 40% bonus opportunity, and eligibility to participate in enGene USA’s employee benefit plans.
Pursuant to the Sullivan Employment Agreement, (a) upon the termination of Mr. Sullivan’s employment by enGene USA without Cause (as defined in the Sullivan Employment Agreement) or by Mr. Sullivan for Good Reason (as defined in the Sullivan Employment Agreement), Mr. Sullivan is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) twelve months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the twelve-month period following such termination; and (b) upon the termination of Mr. Sullivan by enGene USA without Cause or by Mr. Sullivan for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Sullivan is entitled to receive post-termination severance benefits from enGene USA consisting of (i) twelve months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) twelve months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.
In addition, pursuant to the Sullivan Employment Agreement, Mr. Sullivan has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for twelve months thereafter.
Anthony Cheung
On November 8, 2023, enGene Canada and the Company’s Chief Technology Officer, Anthony Cheung, entered into an employment agreement (the “Cheung Employment Agreement”) to be effective as of November 1, 2023.
The Cheung Employment Agreement has no fixed term and is terminable at will. Mr. Cheung is entitled to, under the Cheung Employment Agreement, an annual base salary of USD $450,000, an annual 40% bonus opportunity, and eligibility to participate in enGene Canada’s employee benefit plans.
Pursuant to the Cheung Employment Agreement, (a) upon the termination of Mr. Cheung's employment by enGene Canada without Serious Reason (as defined in the Cheung Employment Agreement) or by Mr. Cheung for

Good Reason (as defined in the Cheung Employment Agreement), Mr. Cheung is entitled to receive post-termination severance benefits from enGene Canada consisting of (i) eighteen months’ base salary, (ii) eighteen months of continued health insurance benefits, (iii) a prorated portion of his annual bonus, if such termination occurs six months or more into the applicable performance period for such annual bonus, and (iv) acceleration and vesting of any then unvested time-based equity awards that would have vested in the eighteen-month period following such termination; and (b) upon the termination of Mr. Cheung by enGene Canada without Serious Reason or by Mr. Cheung for Good Reason during a change in control period, which includes the ninety days prior to and twelve months following a change in control, Mr. Cheung is entitled to receive post-termination severance benefits from enGene Canada consisting of (i) eighteen months’ base salary, (ii) an amount equal to his annual bonus opportunity at the target level, (iii) eighteen months of post-termination health insurance benefits; and (iv) acceleration and vesting of all then unvested time-based equity awards.
In addition, pursuant to the Cheung Employment Agreement, Mr. Cheung has agreed to standard restrictive covenant obligations, including a noncompete and nonsolicit obligation which run while employed and for eighteen months thereafter.
This summary is qualified in its entirety by reference to the text of each of the Executive Employment Agreements, which are included as Exhibits 10.01, 10.02, 10.03 and 10.04 to this Current Report on Form 8-K and  incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description of Exhibit
10.01	Employment Agreement, dated November 8, 2023, by and between enGene USA, Inc. and Jason D. Hanson.*-
10.02	Employment Agreement, dated November 8, 2023, by and between enGene USA, Inc. and Alex Nichols.*-
10.03	Employment Agreement, dated November 8, 2023, by and between enGene USA, Inc. and James Sullivan.*-
10.04	Employment Agreement, dated November 8, 2023, by and between enGene Inc. and Anthony Cheung.*-
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*                 Filed herewith.
-	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENGENE HOLDINGS INC.

November 9, 2023	By:	/s/ Jason D. Hanson
Name: Jason D. Hanson
Title: Chief Executive Officer